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                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
VIDATRON Entertainment Group Inc.

  In connection with the filing of the Registration Statement on Form F-1 with the U.S. Securities and Exchange Commission by Vidatron Entertainment Group Inc., we consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus included as part of the Registration Statement.

                                          /s/ Ellis Foster
                                          Chartered Accountants

Vancouver, Canada

July 7, 1999